               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)        July 28, 1998
                                                  -------------------------

                         NAVIGANT INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


          DELAWARE                      000-24387                52-2080967
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


          84 INVERNESS CIRCLE EAST
            ENGLEWOOD, COLORADO                                  80112
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  (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number:  (303) 706-0800
                                --------------

Former name or former address, if changed since last report:    Not Applicable
                                                                --------------
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSET
          -----------------------------------

     As previously reported, Navigant International, Inc., ("Navigant" or the "Company") acquired on July 28, 1998 all of the common stock of Arrington Travel Center, Inc. ("ATC"). This amended report on Form 8-K is filed to include the financial statements listed in Item 7 relating to this acquisition.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (a) Financial Statements. The following financial statements are filed as exhibits to this amendment to Report on Form 8-K and such exhibits are incorporated herein by reference.

          (1) Financial statements of Arrington Travel Center, Inc. as of and for the year ended June 30, 1998. (Exhibit 99.1)

     (b) Pro Forma Financial Information. Exhibit 99.2 contains an unaudited pro forma balance sheet of the Company as of July 25, 1998 reflecting the acquisition of ATC as though the acquisition occurred on July 25, 1998. This Exhibit also contains unaudited pro forma combined statements of income for the twelve months ended April 25, 1998, and for the three months ended July 25, 1998, reflecting the acquisition of ATC and certain other transactions as if they occurred at the beginning of each period. The material in the Exhibit is incorporated herein by reference.

     (c)  The following exhibits are filed with this report:

     Exhibits       Description
     --------       -----------

     99.1 Financial statements of Arrington Travel Center, Inc. as of and for the year ended June 30, 1998.

     99.2      Pro forma Combined Financial Statements of Navigant
               International, Inc.


          SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Date:  October 8, 1998.


     NAVIGANT INTERNATIONAL, INC.
     a Delaware corporation


     By:  /s/  Robert C. Griffith
        ----------------------------
     Name:  Robert C. Griffith
     Title: Chief Financial Officer and Treasurer (Principal Financial and
            Accounting Officer)

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